T M Recycling GmbH

Handel, Aufbereitung und Recycling von Kunststoffen

T M Recycling GmbH, Am Aalberg 1-4, 24644 Loop

Tel: + 49 4322 88881-0
Fax: +49 4322 88881-166

Fuqing Guanwei Plastic Industrial Co., LTD
Fuqing RongQiao Economic Technological Development Zone,
Fuzhou,China
Tel: 0086 591 85372532
Fax: 0086 591 8537005

Sales Confirmation #FO TMR Ref. 108 03.05.2010

On basis of our „General Terms of Business“, we herewith declare having sold the following to you:
LDPE film, from 1st May 2010 till 30th April 2020 at least 10.000tons/year.
Amount +/- 15% quantity and price to reconfirm each month.
Terms of delivery: FAS Fuzhou JiangYin with CCIC and DTHC

Payment has to be effected as followed: 50% prepayment every end of month,
Balance payment 50% after receipt copy of Bill of Loading and invoice, latest 10 days before ETA Chinese port. Original document B/Ls will be send by DHL.

We will give you our support and hope to build further cooperation with your company.

PLEASE KINDLY RECONFIRM ON THIS FAX BY YOUR STAMP AND SIGNATURE:

-seller- -buyer-

TM Recycling GmbH
Am Aalberg 1 - 4
24644 Loop
Tel.: 04322 - 8 88 81-0
Fax: 04322 - 8 88 81-155

陈敏

福清冠威塑料工业有限公司